1142552.02B-CHISR01A - MSW EXECUTION VERSION SEVENTH AMENDMENT TO CREDIT AGREEMENT This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 3, 2024, is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders and Issuing Banks party hereto and MUFG BANK, LTD., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). R E C I T A L S A. The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks are parties to that certain Credit Agreement, dated as of April 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower. B. The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders constituting the Required Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein. C. On the terms and subject to the conditions set forth in the Existing Credit Agreement, the Lenders under the Existing Credit Agreement (collectively, the “Existing Lenders”) previously agreed to extend credit in the form of Loans and the Issuing Banks to issue Letters of Credit, in each case, at any time during the Revolving Availability Period such that the Aggregate Revolving Exposure will not exceed the respective Commitments of such Lenders. D. The Seventh Amendment Lenders (as defined below) have agreed to provide additional Commitments in an amount set forth next to such Lender’s name on Schedule 1.1A hereto under the heading “New Seventh Amendment Commitments,” which New Seventh Amendment Commitments total $50,000,000.00 in the aggregate. E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement. Section 2. Amendments to Existing Credit Agreement. 2.1 Amended Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Seventh Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

2 1142552.02B-CHISR01A - MSW (a) The second recital to the Existing Credit Agreement is amended by replacing the reference to “$950,000,000.00” with “$1,000,000,000.00”. (b) The definition of “Agreement” appearing in Section 1.1 of the Existing Credit Agreement is amended by replacing the reference to “and the Sixth Amendment” with “, the Sixth Amendment and the Seventh Amendment”. (c) The definition of “Commitment” appearing in Section 1.1 of the Existing Credit Agreement is amended by replacing the final sentence of such definition with the following: “The aggregate amount of the Commitments as of the Seventh Amendment Effective Date is $1,000,000,000.00.” (d) Section 1.1 of the Existing Credit Agreement is amended to add the following defined terms in alphabetical order therein: “Seventh Amendment”: that certain Seventh Amendment to Credit Agreement, dated as of the Seventh Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Issuing Banks party thereto, the Administrative Agent and the Collateral Agent. “Seventh Amendment Effective Date”: has the meaning specified in the Seventh Amendment. 2.2 Seventh Amendment Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Seventh Amendment Effective Date: (a) Schedule 1.1A to the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 1.1A to this Amendment and (i) each Lender with a Commitment next to its name on Schedule 1.1A hereto under the column “New Seventh Amendment Commitment” (each a “Seventh Amendment Lender”) agrees, severally and not jointly, to establish its Commitments in an amount equal to the amount next to its name on Schedule 1.1A hereto under the heading “New Seventh Amendment Commitment” (each a “New Seventh Amendment Commitment” and, collectively, the “New Seventh Amendment Commitments”) and (ii) the parties hereto agree that (1) the New Seventh Amendment Commitments shall be deemed to be “Commitments” as defined in the Credit Agreement, and any loan made thereunder shall be deemed a “Loan” as defined in the Credit Agreement, in each case, for all purposes of the Loan Documents; and (2) the Seventh Amendment Lenders shall be deemed to be “Lenders” as defined in the Credit Agreement for all purposes of the Loan Documents; (b) (i) each of the Borrower and the Seventh Amendment Lenders hereby agree that the New Seventh Amendment Commitments shall have terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Seventh Amendment Effective Date (the “Existing Commitments”) and (ii) notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Seventh Amendment Effective Date, (1) the Existing Commitments and the New Seventh Amendment Commitments, and any Loans made thereunder, as applicable, shall constitute a single Class of Commitments or Loans, as applicable, for all purposes under the Credit Agreement and (2) any Loans made under the Existing Commitments and the New Seventh Amendment Commitments shall be treated as

3 1142552.02B-CHISR01A - MSW fungible Loans for all purposes under the Credit Agreement, including with respect to any and all tax filings, returns or statements; (c) each Seventh Amendment Lender that did not have Existing Commitments (the “New Seventh Amendment Lenders” and each, a “New Seventh Amendment Lender”) (i) confirms that a copy of the Existing Credit Agreement and the other applicable Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make its New Seventh Amendment Commitment, have been made available to such New Seventh Amendment Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) acknowledges and agrees that upon the Seventh Amendment Effective Date, such New Seventh Amendment Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a thereunder; and (d) substantially concurrently with giving effect to this Amendment and any Borrowings made on the Seventh Amendment Effective Date, (i) the outstanding amount of the Loans (the “Outstanding Loans”), if any, shall be reallocated in accordance with the Pro Rata Share of each Lender (including each Seventh Amendment Lender), (ii) each Lender’s (including each Seventh Amendment Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata Share and (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Exposure applicable to each Lender (including each Seventh Amendment Lender) equals its Pro Rata Share of the Aggregate Revolving Exposure of all Lenders. The requisite reallocations shall be deemed to be made in such amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Assignment and Acceptance Agreements, but without the payment of any related assignment fee or the execution of any Assignment and Acceptance Agreement. On the Seventh Amendment Effective Date, the Lenders shall make full cash settlement with one another with respect to the Outstanding Loans and outstanding Existing Commitments, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments, such that after giving effect to such settlements, the Commitment of each Lender as of the Seventh Amendment Effective Date shall be as set forth on Schedule 1.1A under the heading “Total Commitments as of the Seventh Amendment Effective Date.” For the avoidance of doubt, “Pro Rata Share” as used in the first sentence of this paragraph (d) shall be determined by reference, with respect to any Lender, to such Lender’s Commitment as of the

4 1142552.02B-CHISR01A - MSW Seventh Amendment Effective Date as set forth on Schedule 1.1A under the heading “Total Commitments as of the Seventh Amendment Effective Date.” Section 3. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Seventh Amendment Effective Date, the Issuing Banks and the Lenders holding Existing Commitments signatory hereto constituting the Required Lenders (as defined in the Existing Credit Agreement) hereby consent to this Amendment and the transactions contemplated herein. Section 4. Conditions Precedent to Seventh Amendment Effective Date. This Amendment shall become effective without any further action or consent by any party, on the date (the “Seventh Amendment Effective Date”), when each of the following conditions shall have been satisfied: 4.1 Loan Documents. The Administrative Agent shall have received: (a) this Amendment, executed and delivered by a duly authorized officer or signatory of each Loan Party, Existing Lenders comprising at least the Required Lenders, each Seventh Amendment Lender and each Issuing Bank; and (b) subject to the provisions of the final paragraph of this Section 4, such amendments to, amendments and restatements of, assignments of, or confirmations or reaffirmations of, or supplements to, existing Security Documents or other Loan Documents, and such additional Security Documents, Loan Documents or other filings or actions, in each case as the Administrative Agent or the Collateral Agent may require in connection with the transactions contemplated hereby. 4.2 Expenses. All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or its legal counsel (to the extent provided for in the Existing Credit Agreement) in connection with the preparation and negotiation of this Amendment that have been invoiced at least three (3) Business Days prior to the Seventh Amendment Effective Date shall have been paid. 4.3 Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the condition set forth in Section 4.6 is satisfied. 4.4 Legal Opinions. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, (i) a legal opinion of Skadden, Arps, Slate Meagher & Flom LLP, New York counsel to the Borrower and its Subsidiaries (which opinion shall include a non-contravention opinion with respect to material debt) dated the date hereof and addressed to the Administrative Agent and the Lenders and (ii) legal opinions of applicable local counsel to the Borrower or to the Administrative Agent (which opinions shall include existence, good standing, execution and delivery, authorization and authority with respect to each Foreign Subsidiary that is a Loan Party as of the Seventh Amendment Effective Date) dated the date hereof and addressed to the Administrative Agent and the Lenders.

5 1142552.02B-CHISR01A - MSW 4.5 Organizational Documents. The Administrative Agent shall have received a certificate signed by a Responsible Officer of each Loan Party, certifying (A) as to copies of the Organizational Documents of such Loan Party, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of the Borrower, including, without limitation, Funding Notices, and all other notices under this Amendment and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers. 4.6 No Default; Representations and Warranties. As of the Seventh Amendment Effective Date, both before and after giving effect to the effectiveness of the Amendment: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof. 4.7 Solvency Certificate. The Lenders shall have received a solvency certificate, consistent with the form of Exhibit D to the Existing Credit Agreement, executed by a Responsible Officer (which shall be the chief financial officer, chief accounting officer or other officer with equivalent duties) of the Borrower. 4.8 PATRIOT Act; Beneficial Ownership. The Administrative Agent shall have received at least three (3) Business Days prior to the Seventh Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree) all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent in writing at least ten (10) Business Days prior to the Seventh Amendment Effective Date (or such later date that the Borrower may reasonably agree). At least five (5) Business Days prior to the Seventh Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree), the Borrower shall have delivered a Beneficial Ownership Certification to any Lender that has requested such certification, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities and Industry and Financial Markets Association, in relation to the Borrower.

6 1142552.02B-CHISR01A - MSW 4.9 Commitments. Substantially concurrently with giving effect to this Amendment and any Borrowings made on the Seventh Amendment Effective Date, the transactions set forth in Section 2.2(d) will have been consummated. The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. It is understood and agreed among all parties hereto that the Borrower and its Subsidiaries shall not be required to enter into any additional Loan Documents governed by the laws of a jurisdiction outside of the United States until the date that is 90 days after the Seventh Amendment Effective Date (subject to extensions, and exceptions as to scope of foreign security and perfection requirements, as are agreed by the Administrative Agent in its sole discretion, in each case as applicable). Notwithstanding the immediately preceding sentence or any provision to the contrary contained in the Loan Documents, the Borrower shall, and shall cause each of the other Loan Parties to, deliver each of the documents, instruments and agreements, and take each of the actions, set forth on Schedule 4 to this Amendment within the time periods set forth therein (or such longer time periods as determined by the Administrative Agent in its sole discretion). The failure to make any such delivery pursuant to the immediately preceding sentence within the applicable time periods (after giving effect to any applicable extensions provided by the Administrative Agent in its sole discretion) shall constitute an immediate Event of Default. Section 5. Miscellaneous. 5.1 Confirmation . The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. 5.2 Ratification and Affirmation; Representations and Warranties. (a) The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Amendment and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment and giving effect to the establishment of the New Seventh Amendment Commitments and the incurrence of any Loans thereunder) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)).

7 1142552.02B-CHISR01A - MSW (b) The Borrower and each Guarantor hereby: (x) agrees that from and after the Seventh Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; (y) acknowledges and agrees that nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (z) represents and warrants to the Agents, the Issuing Banks and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default. Without limiting the generality of the foregoing, (i) nothing contained in this Amendment, nor any past indulgence by the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank nor any other action or inaction on behalf of the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Loan Parties which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall anything contained herein constitute a course of conduct or dealing among the parties; (ii) the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document; and (iii) the parties hereto agree that nothing contained herein shall waive, affect or diminish any right of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents. 5.3 Counterparts. (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. (b) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the

8 1142552.02B-CHISR01A - MSW Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. 5.4 Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 5.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE. 5.6 Payment of Expenses. In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents and the Arrangers and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform. 5.7 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby. 5.9 Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto. 5.10 Instruction to the Administrative Agent and the Collateral Agent. By its execution hereof, each undersigned Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment. [Signatures begin next page.]

[Signature Page to Seventh Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. NEW FORTRESS ENERGY INC., as the Borrower By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Chief Financial Officer NEW FORTRESS INTERMEDIATE LLC By:/s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Chief Financial Officer NFE ATLANTIC HOLDINGS LLC By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement] AMERICAN ENERGY LOGISTICS SOLUTIONS LLC ATLANTIC ENERGY HOLDINGS LLC BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC BRADFORD COUNTY GPF HOLDINGS LLC BRADFORD COUNTY GPF PARTNERS LLC BRADFORD COUNTY POWER HOLDINGS LLC BRADFORD COUNTY POWER PARTNERS LLC BRADFORD COUNTY TRANSPORT HOLDINGS LLC BRADFORD COUNTY TRANSPORT PARTNERS LLC ISLAND LNG LLC LA DEVELOPMENT HOLDINGS LLC LA REAL ESTATE HOLDINGS LLC LA REAL ESTATE PARTNERS LLC LNG HOLDINGS LLC NEW FORTRESS ENERGY MARKETING LLC NEW FORTRESS ENERGY HOLDINGS LLC NFE ANDROMEDA CHARTERING LLC NFE ANGOLA HOLDINGS LLC NFE BCS HOLDINGS (A) LLC NFE BCS HOLDINGS (B) LLC NFE EQUIPMENT HOLDINGS LLC NFE EQUIPMENT PARTNERS LLC NFE GHANA HOLDINGS LLC NFE GHANA PARTNERS LLC NFE GLOBAL SHIPPING LLC NFE GRAND SHIPPING LLC NFE HONDURAS HOLDINGS LLC NFE INTERNATIONAL LLC NFE INTERNATIONAL SHIPPING LLC NFE ISO HOLDINGS LLC NFE ISO PARTNERS LLC NFE JAMAICA GP LLC NFE LOGISTICS HOLDINGS LLC NFE MANAGEMENT LLC NFE NICARAGUA DEVELOPMENT PARTNERS LLC NFE NICARAGUA HOLDINGS LLC By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement] NFE NORTH TRADING LLC NFE PIONEER 1 LLC NFE PIONEER 2 LLC NFE PIONEER 3 LLC NFE PLANT DEVELOPMENT HOLDINGS LLC NFE RIG HOLDINGS LLC NFE SOUTH POWER HOLDINGS LLC NFESUBLLC NFE TRANSPORT HOLDINGS LLC NFE TRANSPORT PARTNERS LLC NFE US HOLDINGS LLC PA DEVELOPMENT HOLDINGS LLC PA REAL ESTATE HOLDINGS LLC PA REAL ESTATE PARTNERS LLC TICO DEVELOPMENT PARTNERS HOLDINGS LLC TICO DEVELOPMENT PARTNERS LLC By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement] AMERICAN LNG MARKETING LLC LNG HOLDINGS (FLORIDA) LLC By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement] ATLANTIC DISTRIBUTION HOLDINGS SRL ATLANTIC POWER HOLDINGS SRL ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL ATLANTIC PIPELINE HOLDINGS SRL ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Manager ATLANTIC POWER HOLDINGS LIMITED NFE BERMUDA HOLDINGS LIMITED NFE INTERNATIONAL HOLDINGS LIMITED* NFE NORTH HOLDINGS LIMITED NFE SOUTH HOLDINGS LIMITED By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Director *incorporated under Bermuda law NFE SHANNON HOLDINGS LIMITED By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Director NFE NORTH DISTRIBUTION LIMITED NFE NORTH HOLDINGS LIMITED NFE NORTH TRANSPORT LIMITED NFE SOUTH HOLDINGS LIMITED NFE SOUTH POWER TRADING LIMITED By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Director

[Signature Page to Seventh Amendment to Credit Agreement] AMAUNET, S. DE R.L. DE C.V. NFENERGIA MEXICO, S. DE R.L. DE C.V. NFENERGIA GN DE BCS, S. DE R.L. DE C.V. NFE PACIFICO LAP, S. DE R.L. DE C.V. NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V. By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Legal Representative NFENERGIA LLC SOLUCIONES DE ENERGIA LIMPIA PR LLC NFE POWER PR LLC ENCANTO EAST LLC ENCANTO WEST LLC ENCANTO POWER WEST LLC By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Authorized Signatory NFE MEXICO HOLDINGS S.A.R.L. NFE MEXICO HOLDINGS PARENT S.A.R.L. By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Authorized Signatory NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Chief Financial Officer NFE GLOBAL HOLDINGS LIMITED By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Director

[Signature Page to Seventh Amendment to Credit Agreement] NFE INTERNATIONAL HOLDINGS LIMITED* By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Director *incorporated under the laws of England and Wales NFE MEXICO POWER HOLDINGS LIMITED By: /s/Christopher Guinta________________ Name: Christopher S. Guinta Title: Director NFE MEXICO TERMINAL HOLDINGS LIMITED By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Director NFE UK HOLDINGS LIMITED By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Director NFE GP LLC By: /s/Christopher Guinta________________ Name: Title: Christopher S. Guinta Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement] MUFG BANK, LTD., as Administrative Agent and Collateral Agent By: Name: Title: /s/Kevin Sparks Kevin Sparks Director

[Signature Page to Seventh Amendment to Credit Agreement] MUFG BANK, LTD., as a Lender and Issuing Bank By: /s/Kevin Sparks________________ Name: Kevin Sparks Title: Director

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and Issuing Bank By: /s/Karina Rodriguez Name: Karina Rodriguez Title: Vice President

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A- MSW GOLDMAN SACHS BANK USA, as a Lender and Issuing Bank By: /s/Priyankush Goswami Name: Priyankush Goswami Title: Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement] 1238647 05-CHISR02A - MSW CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/Michael Willis Name: Michael Willis Title: Managing Director By: /s/Nathalie Huet Rousset Name: Nathalie Huet Rousset Title: Director

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/Philip Tancorra Name: Philip Tancorra Title: Director By: /s/Lauren Danbury Name: Lauren Danbury Title: Vice President

1238647.05-CHISR02A - MSW JPMORGAN CHASE BANK, N.A., as a Lender By: /s/Arina Mavilian Name: Arina Mavilian Title: Managing Director [Signature Page to Seventh Amendment to Credit Agreement]

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW HSBC BANK USA, NATIONAL ASSOCIATION as a Lender By: /s/Jessica Smith Name: Jessica Smith Title: Director

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW CITIBANK, N.A., as a Lender By: /s/Gabriel Juarez Name: Gabriel Juarez Title: Vice President

By: /s/Edward Sacks Name: Edward Sacks Title: Managing Director

[Signature Page to Seventh Amendment to Credit Agreement] 1238647,05-CHISR02A - MSW NATIXIS, NEW YORK BRANCH, as a Lender By: /s/Anthony Perna_ Name: Anthony Perna Title: Director By: /s/Scott Dunlop_ Name: Scott Dunlop Title: Director

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/Justyn Thomas_ Name: Justyn Thomas Title: Vice President

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW BARCLAYS BANK PLC, as a Lender By: /s/Joseph Tauro Name: Joseph Tauro Title: Assistant Vice President

[Signature Page to Seventh Amendment to Credit Agreement] 1238647.05-CHISR02A - MSW TEXAS CAPITAL BANK, as a Lender By: /s/Matthew L. Davis Name: Matthew L. Davis Title: Director